OPPENHEIMER INSURED MUNICIPAL FUND
Semiannual Report March 31, 1997

[Shopping Couple]

"We want
investment
income that
won't add
to our taxes
 ...and we
need to feel
comfortable."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT INVESTMENT INCOME THAT'S EXEMPT FROM FEDERAL TAXES AND WHO FEEL SECURE INVESTING IN A FUND PRIMARILY HOLDING INSURED BONDS.

                                     YIELD

                             STANDARDIZED YIELDS

For the 30 Days Ended 3/31/97(4)

Class A

4.44%

Class B

3.86%

Class C

3.85%

HOW YOUR FUND IS MANAGED

Oppenheimer Insured Municipal Fund invests primarily in a diversified portfolio of insured municipal bonds.(1) As a Fund shareholder, you should receive income that is free from federal income taxes. The insured bonds in the Fund's portfolio are insured by highly rated, well-financed companies, including Municipal Bond Investors Assurance Corp. (MBIA), American Municipal Bond Assurance Corp. (AMBAC), and Financial Guarantee Insurance Corp. (FGIC). These private firms provide substantial assurance against default of payment of interest and principal by the issuing municipality or government agency.

PERFORMANCE

Total returns for the six months ended 3/31/97 were 2.32% for Class A shares, 1.93% for Class B shares and 1.92% for Class C shares, without deducting sales charges.(2)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 3/31/97 were 0.83%, 5.85% and 6.67%, respectively.

For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 5/3/93 were 0.06% and 3.54%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 8/29/95 were 4.02% and 5.69%, respectively.(3)

OUTLOOK

We plan to stick to our investment strategy of seeking tax-free income while actively managing the overall duration of the Fund.

                                            Caryn Halbrecht, Portfolio Manager
                                                                March 31, 1997


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. A portion of the distributions paid by the Fund may be subject to tax. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax.
1. Under normal conditions, at least 65% of the Fund's assets will be invested in insured municipal securities. The payment of interest and principal on such bonds is insured. The value of the Fund's shares is not insured.
2. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
3. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1 year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.
4. Standardized yield is based on net investment income for the 30-day period ended 3/31/97. Falling net asset values will tend to artificially raise yields.





2    Oppenheimer Insured Municipal Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Insured
Municipal Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Insured
Municipal Fund


DEAR SHAREHOLDER,

For 1997, many industry analysts had anticipated a slow, sluggish year. This is a prediction that just hasn't held true, due to the fact that the bond market has continued to experience a quiet, yet solid, rebound during the first quarter of this year.

     Looking back at the second half of 1996, the sentiment was that moderate economic growth and low inflation would help stabilize interest rates, all factors that would be beneficial for the bond market. And that's exactly how events unfolded. For example, in October, the economy was characterized by a firm dollar, low inflation and slow growth. It appeared that earlier concerns about rapid inflationary growth had been overblown, and interest rates declined soon afterward. With continued, sustainable, non-inflationary growth of around 2% to 2.5%, the economy seemed to have settled into a comfortable pattern of neither too little nor too much growth.

     This year has turned out to be lively, particularly in the past few months. President Clinton released the blueprint for a five-year agreement to balance the federal budget, as promised in his campaign for a second term. Immediately following the plan's announcement, the U.S. Labor Department released a report stating that the unemployment rate dropped to 4.9% of the work force in April--the lowest level since 1973. In response to this good news, the stock market surged to yet another record high and the yield on the benchmark 30-year Treasury bond retreated to 6.88%, its lowest level since early March. Finally, the other good news for municipal bond investors is that President Clinton has no plans of initiating a flat tax, a proposal that would have eliminated the tax advantages of municipal bonds.

     On the other hand, investors may have experienced some volatility in the income stream from municipal bond funds. This is primarily because the availability of quality bonds paying high yields has decreased over the past few years. However, we believe that over the long term and on a tax-adjusted basis, our funds should continue to offer potential for value with higher income.

     When you consider the combination of these developments--a sustained economic growth pattern, a balanced federal budget and the dissipated threat of a flat tax--the tax advantages of municipal bond fund investing become much more attractive.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN                        /s/ BRIDGET A. MACASKILL

James C. Swain                            Bridget A. Macaskill
April 21, 1997





3    Oppenheimer Insured Municipal Fund

Q + A

CARYN HALBRECHT
Portfolio Manager

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

Oppenheimer Insured Municipal Fund performed relatively well. In fact, Lipper Analytical Services ranked the Fund's Class A shares 1st out of 48 funds in the insured municipal debt fund category for the 1-year period ended 3/31/97.(1) The Fund's performance is particularly impressive because in a rising interest rate environment, like we've experienced during these past six months, insured bond funds generally tend to underperform. That's because insured bonds are highly liquid and are often sold first, enabling the seller to buy new insured bonds and quickly take advantage of higher rates in the market.

WHAT FACTORS CONTRIBUTED TO THE FUND'S SUCCESS?

We attribute a great deal of the portfolio's success to our quick responses to interest rate fluctuations over much of the period. For example, in early October when the bond market was sluggish and interest rates were rising, we purchased relatively volatile zero coupon and discounted bonds. We also purchased higher-yielding bonds, such as housing bonds and bonds subject to the alternative minimum tax. However, we hedged the interest rate risk by selling municipal and Treasury futures contracts. In late October through mid-December, as interest rates fell and the bond market began to rally, we responded by removing the hedges and extending the portfolio's duration, a measure of the portfolio's price sensitivity to changes in interest rates. And, when the market turned down again in January, we were able to protect the Fund by putting the hedges back in place and shortening our duration.(2)

WERE THERE ANY INVESTMENTS THAT HINDERED THE PERFORMANCE OF THE FUND?

Looking back, we could have done more of what we did right. For instance, had we reacted even more quickly to the decline in January by shortening durations, selling more volatile bonds and putting our hedges back in place, the Fund may have reported higher gains. But the style of this Fund is more suited to making moves within carefully defined risks, rather than making major leaps.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We've positioned the Fund quite defensively by shortening its duration, and are waiting for a peak in interest rates when we can lengthen the portfolio's duration or bring it back to a more neutral stance. We're also looking for cheaper priced out-of-favor bonds that will perform well should interest rates decline towards the end of the year.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We're cautiously optimistic. The economy is very strong right now and we believe that the first interest rate hike by the Federal Reserve on March 18th will not be the last. Hopefully, in the near term, higher interest rates will slow the growing economy to a more manageable pace. We plan to stick to our investment strategy of seeking tax-free income while actively managing the overall duration of the Fund.

1. Source: Lipper Analytical Services, 3/31/97. Oppenheimer Insured Municipal Fund was ranked 6th out of 22 funds in its category for the 5-year period ended 3/31/97 and 4th out of 16 funds for the 10-year period ended 3/31/97. Oppenheimer Insured Municipal Fund is characterized by Lipper as an insured municipal debt fund. Lipper rankings are based on total return and do not take sales charges into account.
2. The Fund's portfolio is subject to change.





4    Oppenheimer Insured Municipal Fund

       FINANCIALS

       ----------------------------------------------------------------------
       CONTENTS
       ----------------------------------------------------------------------
       Statement of Investments                              6
       Statement of Assets and Liabilities                  11
       Statement of Operations                              12
       Statements of Changes in Net Assets                  13
       Financial Highlights                                 14
       Notes to Financial Statements                        16

5      Oppenheimer Insured Municipal Fund

       STATEMENT OF INVESTMENTS   March 31, 1997 (Unaudited)

                                                                             RATINGS: MOODY'S/     FACE              MARKET VALUE
                                                                             S&P'S/FITCH'S         AMOUNT            SEE NOTE 1
=================================================================================================================================
MUNICIPAL BONDS AND NOTES--97.0%
---------------------------------------------------------------------------------------------------------------------------------
ALABAMA--3.0%
       Jefferson Cnty., AL Sewer RRB, Series A,
       FGIC Insured, 5.625%, 2/1/22                                          Aaa/AAA/AAA            $2,000,000         $1,919,800
       --------------------------------------------------------------------------------------------------------------------------
       Pelham, AL GORB, AMBAC Insured, 7.10%, 8/1/15                         Aaa/AAA/AAA             1,000,000          1,113,170
                                                                                                                     ------------
                                                                                                                        3,032,970

---------------------------------------------------------------------------------------------------------------------------------
ALASKA--3.1%
       North Slope Borough, AK GORB, Series G, FSA Insured,
       8.35%, 6/30/98                                                        Aaa/AAA/A-              3,000,000          3,154,830
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA--1.1%
       AZ Educational LMC RRB, Series B, 7%, 3/1/05                          A/NR                    1,090,000          1,149,361
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--12.8%
       Anaheim, CA PFAU Lease RB, Sr. Public Improvements
       Project, Series A, FSA Insured, 5%, 3/1/37                            Aaa/AAA                 1,000,000            859,010
       --------------------------------------------------------------------------------------------------------------------------
       CA Public Capital Improvements FAU RB,
       Pooled Project, Series B, BIG Insured, 8.10%, 3/1/18                  Aaa/AAA                   230,000            241,362
       --------------------------------------------------------------------------------------------------------------------------
       CA Statewide CDAU Revenue COP, Cedars-Sinai
       Medical Center, MBIA Insured, 6.50%, 8/1/12(1)                        Aaa/AAA                 1,000,000          1,107,540
       --------------------------------------------------------------------------------------------------------------------------
       CA Statewide CDC COP, 5%, 10/1/23                                     Aaa/AAA                 2,000,000          1,781,060
       --------------------------------------------------------------------------------------------------------------------------
       Center, CA Unified School District GOB, CAP,
       Series C, MBIA Insured, Zero Coupon, 5.80%, 9/1/19(2)                 Aaa/AAA                 2,500,000            662,925
       --------------------------------------------------------------------------------------------------------------------------
       Long Beach, CA Harbor RB, 5.125%, 5/15/18                             Aa/AA-                  1,500,000          1,334,865
       --------------------------------------------------------------------------------------------------------------------------
       Pomona, CA Unified School District GORB,
       Series A, MBIA Insured, 6.15%, 8/1/15                                 Aaa/AAA                 1,000,000          1,057,560
       --------------------------------------------------------------------------------------------------------------------------
       Redding, CA Electric System Revenue COP,
       6.368%, 7/8/22                                                        Aaa/AAA                 3,000,000          3,211,200
       --------------------------------------------------------------------------------------------------------------------------
       Sacramento, CA MUD Electric RRB, Series G,
       MBIA Insured, 6.50%, 9/1/13                                           Aaa/AAA/A               1,000,000          1,104,280
       --------------------------------------------------------------------------------------------------------------------------
       San Francisco, CA City & Cnty. Airport Commission
       International Airport RB, Second Series Issue 14-A,
       MBIA Insured, 8%, 5/1/09                                              Aaa/AAA                 1,455,000          1,724,568
                                                                                                                     ------------
                                                                                                                       13,084,370

---------------------------------------------------------------------------------------------------------------------------------
COLORADO--2.9%
       Centennial Water & Sanitation District,
       Water & Sewer RRB, 5.75%, 6/15/15                                     Aa1/AA+                 1,775,000          1,745,357
       --------------------------------------------------------------------------------------------------------------------------
       Douglas Cnty., CO School District No. RE-1 Douglas &
       Elbert Cntys. General Obligation Improvement Bonds,
       Series A, MBIA Insured, 8%, 12/15/09                                  Aaa/AAA                 1,000,000          1,243,520
                                                                                                                     ------------
                                                                                                                        2,988,877

---------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--2.0%
       CT Housing FAU RB, Series A, Subseries A-2,
       6.20%, 11/15/22                                                       Aa/AA                   1,000,000          1,003,100
       --------------------------------------------------------------------------------------------------------------------------
       CT Housing FAU RRB, Series A, Subseries D-2,
       6.20%, 11/15/27                                                       Aa/AA                   1,000,000          1,004,700
                                                                                                                      -----------
                                                                                                                        2,007,800

6      Oppenheimer Insured Municipal Fund

                                                                             RATINGS: MOODY'S/      FACE             MARKET VALUE
                                                                             S&P'S/FITCH'S          AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE--2.1%
       DE Transportation Authority System RB, Prerefunded,
       7.75%, 7/1/04                                                         Aaa/AAA                $2,000,000         $2,119,820
---------------------------------------------------------------------------------------------------------------------------------
FLORIDA--9.2%
       Dade Cnty., FL Special Obligation RRB, Series B,
       AMBAC Insured, 5%, 10/1/35                                            Aaa/AAA/AAA             2,000,000          1,745,060
       --------------------------------------------------------------------------------------------------------------------------
       FL BOE Capital Outlay Public Education GOB,
       Series A, 7%, 6/1/00                                                  Aa2/AA/AA               1,500,000          1,605,795
       --------------------------------------------------------------------------------------------------------------------------
       FL HFA RRB, MH, Series C, 6%, 8/1/11                                  NR/AAA                  1,000,000          1,015,520
       --------------------------------------------------------------------------------------------------------------------------
       Lee Cnty, FL Hospital Board of Directors RRB,
       MBIA Insured, Inverse Floater, 8.711%, 4/17/20(3)                     Aaa/AAA                 1,000,000          1,065,000
       --------------------------------------------------------------------------------------------------------------------------
       Orange Cnty., FL HFAU RB, Orlando Regional
       Healthcare, Series A, MBIA Insured, 6.25%, 10/1/18(4)                 Aaa/AAA                 2,000,000          2,136,640
       --------------------------------------------------------------------------------------------------------------------------
       Orlando, FL Utilities Commission Water & Electric RRB,
       Series A, 5%, 10/1/20                                                 Aa/AA-/AA               2,000,000          1,766,940
                                                                                                                     ------------
                                                                                                                        9,334,955

---------------------------------------------------------------------------------------------------------------------------------
GEORGIA--0.9%
       Dalton, GA DAU RB, MBIA Insured, 5.50%, 8/15/26                       Aaa/AAA                 1,000,000            965,360
---------------------------------------------------------------------------------------------------------------------------------
ILLINOIS--5.4%
       Cook Cnty., IL Community College District No. 508 COP,
       FGIC Insured, 8.75%, 1/1/05                                           Aaa/AAA/AAA               500,000            610,255
       --------------------------------------------------------------------------------------------------------------------------
       Cook Cnty., IL Community College District No. 508
       Lease COP, Series C, MBIA Insured, 7.70%, 12/1/07                     Aaa/AAA                 1,500,000          1,794,375
       --------------------------------------------------------------------------------------------------------------------------
       Deerfield, IL RB, Jewish Federation of Metro Chicago,
       AMBAC Insured, 5.375%, 8/15/20                                        Aaa/AAA/AAA             1,000,000            920,160
       --------------------------------------------------------------------------------------------------------------------------
       IL HFAU RB, Memorial Medical Center Project,
       MBIA Insured, 6.75%, 10/1/11                                          Aaa/AAA                 2,000,000          2,150,440
                                                                                                                     ------------
                                                                                                                        5,475,230
---------------------------------------------------------------------------------------------------------------------------------
INDIANA--5.9%
       Hamilton Southeastern, IN Consolidated School
       Building Corp. RRB, First Mtg., AMBAC Insured, 7%, 7/1/11             Aaa/AAA/AAA               500,000            540,725
       --------------------------------------------------------------------------------------------------------------------------
       IN HFFAU Hospital RB, Clarian Health Partners, Inc.,
       Series A, 6%, 2/15/21                                                 Aa3/AA/AA               2,000,000          1,971,140
       --------------------------------------------------------------------------------------------------------------------------
       IN Office Building Commission Capital Complex RB,
       Series B, MBIA Insured, 7.40%, 7/1/15                                 Aaa/AAA                 2,500,000          2,971,925
       --------------------------------------------------------------------------------------------------------------------------
       Whitko, IN Middle School Building Corp. RB,
       First Mtg., Prerefunded, AMBAC Insured, 6.75%, 7/15/12                Aaa/AAA/AAA               500,000            542,940
                                                                                                                     ------------
                                                                                                                        6,026,730
---------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--3.1%
       MA Health & Educational FA RB, Mt. Auburn Hospital
       Issue, Series B-1, MBIA Insured, 6.25%, 8/15/14                       Aaa/AAA                 1,000,000          1,039,060
       --------------------------------------------------------------------------------------------------------------------------
       MA HFA RB, Series A, AMBAC Insured, 6.60%, 7/1/14                     Aaa/AAA/AAA             2,000,000          2,078,240
                                                                                                                     ------------
                                                                                                                        3,117,300

---------------------------------------------------------------------------------------------------------------------------------
NEBRASKA--0.5%
       NE Investment FAU Hospital RB, NE Methodist
       Health System, MBIA Insured, 7%, 3/1/06                               Aaa/AAA                   500,000            543,665

7      Oppenheimer Insured Municipal Fund

                                                                            RATINGS: MOODY'S/       FACE             MARKET VALUE
                                                                            S&P'S/FITCH'S           AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEVADA--3.2%
       Clark Cnty., NV Passenger Facility Charge RB,
       Las Vegas McCarran International Airport Project,
       Series B, MBIA Insured, 6.50%, 7/1/12                                 Aaa/AAA                $2,000,000         $2,114,980
       --------------------------------------------------------------------------------------------------------------------------
       Humboldt Cnty., NV PC RB, IDV Power Co. Project,
       AMBAC Insured, 8.30%, 12/20/14                                        Aaa/AAA/AAA             1,000,000          1,189,260
                                                                                                                       ----------
                                                                                                                        3,304,240

---------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.5%
       NH Turnpike System RRB, Series A, FGIC Insured,
       6.75%, 11/1/11                                                        Aaa/AAA/AAA               500,000            552,185
---------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--0.2%
       Hoboken, Union City & Weehawken, NJ Sewer
       Authority RB, Prerefunded, MBIA Insured, 7.25%, 8/1/19                Aaa/AAA                   150,000            162,237
---------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO--2.0%
       Farmington, NM PC RRB, Southern CA Edison Co.,
       Series A, MBIA Insured, 5.875%, 6/1/23                                Aaa/AAA                 2,000,000          2,004,960
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK--2.7%
       NYS MCFFA RB, Unrefunded Balance, Series F,
       MBIA Insured, 5.25%, 2/15/19                                          Aaa/AAA                 2,000,000          1,817,340
       --------------------------------------------------------------------------------------------------------------------------
       TBTAU RB, General Purpose, Series B, 5.20%, 1/1/27                    Aa/A+/AA                1,000,000            904,240
                                                                                                                       ----------
                                                                                                                        2,721,580

---------------------------------------------------------------------------------------------------------------------------------
OHIO--3.5%
       Cincinnati, OH Student Loan Funding Corp. RB,
       Series A, AMBAC Insured, 5.75%, 8/1/03                                Aaa/AAA/AAA             1,000,000          1,038,560
       --------------------------------------------------------------------------------------------------------------------------
       OH HFA Mtg. RB, 6.10%, 9/1/28                                         NR/AAA                  2,000,000          1,988,800
       --------------------------------------------------------------------------------------------------------------------------
       Streetsboro, OH City School District GOB,
       AMBAC Insured, 7.125%, 12/1/10                                        Aaa/AAA/AAA               500,000            582,985
                                                                                                                       ----------
                                                                                                                        3,610,345

---------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--2.4%
       OK Baptist University Authority RB, FGIC Insured,
       7.10%, 8/1/09                                                         Aaa/AAA/AAA               150,000            160,323
       --------------------------------------------------------------------------------------------------------------------------
       OK Industrial Authority Health Systems RB, Baptist
       Medical Center, Series C, AMBAC Insured, 7%, 8/15/05                  Aaa/AAA/AAA             2,000,000          2,258,340
                                                                                                                       ----------
                                                                                                                        2,418,663

---------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--8.5%
       Allegheny Cnty., PA HDAU RB, Presbyterian University
       Hospital, Prerefunded, Series A, MBIA Insured,
       7.60%, 3/1/08                                                         Aaa/AAA                 1,400,000          1,473,962
       --------------------------------------------------------------------------------------------------------------------------
       Berks Cnty., PA GOB, FGIC Insured, 6.16%, 11/10/20(5)                 Aaa/AAA                 2,000,000          2,162,780
       --------------------------------------------------------------------------------------------------------------------------
       PA HEAA Student Loan RB, AMBAC Insured,
       Inverse Floater, 8.513%, 3/1/22(3)                                    Aaa/AAA/AAA             1,250,000          1,232,813
       --------------------------------------------------------------------------------------------------------------------------
       Philadelphia, PA Regional Port Authority Lease RB,
       MBIA Insured, 5.92%, 9/1/20                                           Aaa/AAA                 3,800,000          3,829,868
                                                                                                                       ----------
                                                                                                                        8,699,423

---------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--0.5%
       Sumter Cnty., SC School District No. 017 COP,
       Series A, FSA Insured, 7.125%, 1/1/11                                 Aaa/AAA                   500,000            542,835
---------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.1%
       SD Lease Revenue Trust Certificates, Series B,
       FSA Insured, 8%, 9/1/02                                               Aaa/AAA                 1,000,000          1,140,250
---------------------------------------------------------------------------------------------------------------------------------
TENNESSEE--1.7%
       Chattanooga-Hamilton Cnty., TN HA RB,
       Erlanger Medical Center, Prerefunded, Series B,
       FSA Insured, Inverse Floater, 10.367%, 5/25/21(3)                     Aaa/AAA                 1,500,000          1,777,500

8      Oppenheimer Insured Municipal Fund

                                                                             RATINGS: MOODY'S/      FACE             MARKET VALUE
                                                                             S&P'S/FITCH'S          AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
TEXAS--11.2%
       Cedar Hill, TX Independent School District CAP RB,
       Zero Coupon, 6.10%, 8/15/11(2)                                        Aaa/AAA/AAA            $1,585,000         $  698,827
       --------------------------------------------------------------------------------------------------------------------------
       Grand Prairie, TX HFDC RRB, Dallas/Ft. Worth
       Medical Center Project, AMBAC Insured, 6.875%, 11/1/10                Aaa/AAA                 1,800,000          1,991,502
       --------------------------------------------------------------------------------------------------------------------------
       Harris Cnty., TX Toll Road Sr. Lien RRB, FGIC Insured,
       5%, 8/15/16                                                           Aaa/AAA/AAA             1,000,000            907,030
       --------------------------------------------------------------------------------------------------------------------------
       Harris Cnty., TX Toll Road Unlimited Tax & Sub. Lien RB,
       Prerefunded, 10.375%, 8/1/14                                          Aaa/AAA                 1,500,000          1,579,065
       --------------------------------------------------------------------------------------------------------------------------
       Lower Neches Valley, TX IDV Corp. Environmental
       Authority RB, Mobil Oil Refining Corp. Project,
       6.35%, 4/1/26                                                         Aa2/AA                  2,170,000          2,208,669
       --------------------------------------------------------------------------------------------------------------------------
       Lower Neches Valley, TX IDV Corp. Sewer Facilities RB,
       Mobil Oil Refining Corp. Project, 6.40%, 3/1/30                       Aa2/AA                  1,000,000          1,030,410
       --------------------------------------------------------------------------------------------------------------------------
       Rio Grande Valley, TX HFDC Retirement Facilities RB,
       Golden Palms, Series A, MBIA Insured, 6.40%, 8/1/12                   Aaa/AAA                 2,000,000          2,096,800
       --------------------------------------------------------------------------------------------------------------------------
       Tarrant Cnty., TX HFDC RB, Harris Methodist Health
       System Project, AMBAC Insured, 5.125%, 9/1/12                         Aaa/AAA                 1,000,000            940,510
                                                                                                                      -----------
                                                                                                                       11,452,813

---------------------------------------------------------------------------------------------------------------------------------
WASHINGTON--3.1%
       Tacoma, WA Electric System RB, AMBAC Insured,
       Prerefunded, 6.514%, 1/2/15                                           Aaa/AAA/AAA             2,000,000          2,152,300
       --------------------------------------------------------------------------------------------------------------------------
       WA Public Power Supply System RRB, Series A,
       FGIC Insured, Zero Coupon, 5.50%, 7/1/09(2)                           Aaa/AAA/AAA             2,000,000          1,004,680
                                                                                                                      -----------
                                                                                                                        3,156,980

---------------------------------------------------------------------------------------------------------------------------------
WISCONSIN--1.4%
       WI Health & Educational FA RB, Aurora Medical
       Group, Inc. Project, FSA Insured, 6%, 11/15/11                        Aaa/AAA                 1,370,000          1,435,993

---------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--3.0%
       DC GORB, Series A-1, MBIA Insured, 6%, 6/1/11                         Aaa/AAA/BB              2,000,000          2,069,420
       --------------------------------------------------------------------------------------------------------------------------
       DC Hospital RRB, Medlantic Healthcare Group,
       Series A, MBIA Insured, 5.25%, 8/15/12                                Aaa/AAA                 1,000,000            955,240
                                                                                                                      -----------
                                                                                                                        3,024,660
                                                                                                                      -----------
       Total Municipal Bonds and Notes (Cost $97,689,730)                                                              99,005,932

9      Oppenheimer Insured Municipal Fund

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT           SEE NOTE 1
=================================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS--1.3%
---------------------------------------------------------------------------------------------------------------------------------
       Maricopa Cnty., AZ PC Corp. RRB, Arizona Public
       Service Co. Project:
       Series F, 3.85%, 4/1/97(6)                                                                   $1,100,000       $  1,100,000
       Series C, 2.90%, 4/1/97(6)                                                                      200,000            200,000
                                                                                                                     ------------
       Total Short-Term Tax-Exempt Obligations (Cost $1,300,000)                                                        1,300,000

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $98,989,730)                                                            98.3%       100,305,932
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                            1.7          1,745,665
                                                                                                    ----------       ------------
NET ASSETS                                                                                               100.0%      $102,051,597
                                                                                                    ==========       ============

       1. Securities with an aggregate market value of $1,107,540 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
       2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
       3. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $4,075,313 or 3.99% of the Fund's net assets at March 31, 1997.
       4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,136,640 or 2.09% of the Fund's net assets, at March 31, 1997.
       5. Represents the current interest rate for a variable rate security.
       6. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on March 31, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

       As of March 31, 1997, securities subject to the alternative minimum tax amounted to $15,875,556 or 15.56% of the Fund's net assets.

       To simplify the listings of the Oppenheimer Insured Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

       BOE  -- Board of Education                             HFAU  -- Health Facilities Authority
       CAP  -- Capital Appreciation                           HFFAU -- Health Facilities Finance Authority
       CDAU -- Communities Development Authority              HFDC  -- Health Facilities Development Corp.
       CDC  -- Community Development Corp.                    IDV   -- Industrial Development
       COP  -- Certificates of Participation                  LMC   -- Loan Marketing Corp.
       DAU  -- Development Authority                          MCFFA -- Medical Care Facilities Finance Agency
       FA   -- Facilities Authority                           MH    -- Multifamily Housing
       FAU  -- Finance Authority                              MUD   -- Municipal Utility District
       GOB  -- General Obligation Bonds                       NYS   -- New York State
       GORB -- General Obligation Refunding Bonds             PC    -- Pollution Control
       HA   -- Hospital Authority                             PFAU  -- Public Finance Authority
       HDAU -- Hospital Development Authority                 RB    -- Revenue Bonds
       HEAA -- Higher Education Assistance Agency             RRB   -- Revenue Refunding Bonds
       HFA  -- Housing Finance Agency                         TBTAU -- Triborough Bridge & Tunnel Authority

       See accompanying Notes to Financial Statements.

10     Oppenheimer Insured Municipal Fund

       STATEMENT OF ASSETS AND LIABILITIES   March 31, 1997 (Unaudited)

===============================================================================================================================
ASSETS
       Investments, at value (cost $98,989,730)--see accompanying statement                                        $100,305,932
       ------------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                             600,528
       ------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Interest                                                                                                       1,536,999
       Shares of beneficial interest sold                                                                               358,195
       Daily variation on futures contracts--Note 5                                                                      13,581
       ------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                             23,139
                                                                                                                   ------------
       Total assets                                                                                                 102,838,374

===============================================================================================================================
LIABILITIES
       Payables and other liabilities:
       Shares of beneficial interest redeemed                                                                           355,346
       Dividends                                                                                                        304,803
       Distribution and service plan fees                                                                                61,946
       Shareholder reports                                                                                               50,170
       Transfer and shareholder servicing agent fees                                                                      7,557
       Other                                                                                                              6,955
                                                                                                                   ------------
       Total liabilities                                                                                                786,777

===============================================================================================================================
NET ASSETS                                                                                                         $102,051,597
                                                                                                                   ============

===============================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                             $ 99,986,112
       ------------------------------------------------------------------------------------------------------------------------
       Undistributed net investment income                                                                              548,339
       ------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized gain on investment transactions                                                          17,819
       ------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments--Notes 3 and 5                                                      1,499,327
                                                                                                                   ------------
       Net assets                                                                                                  $102,051,597
                                                                                                                   ============

===============================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets
       of $83,622,493 and 4,912,679 shares of beneficial interest outstanding)                                           $17.02
       Maximum offering price per share (net asset value plus sales charge
       of 4.75% of offering price)                                                                                       $17.87

       ------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $16,521,816 and 970,174 shares of beneficial interest outstanding)                                             $17.03

       ------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $1,907,288 and 112,142 shares of beneficial interest outstanding)                                              $17.01

       See accompanying Notes to Financial Statements.

11     Oppenheimer Insured Municipal Fund

STATEMENT OF OPERATIONS   For the Six Months Ended March 31, 1997 (Unaudited)

===============================================================================================================================
INVESTMENT INCOME
       Interest                                                                                                      $3,193,455
===============================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                          230,847
       ------------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                          102,580
       Class B                                                                                                           80,891
       Class C                                                                                                            6,278
       ------------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                             57,423
       ------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                               39,859
       ------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                           17,979
       Class B                                                                                                            3,641
       Class C                                                                                                              529
       ------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                           12,231
       ------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                        4,361
       ------------------------------------------------------------------------------------------------------------------------
       Insurance expenses                                                                                                 2,287
       ------------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses                                                                                        1,741
       ------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                889
                                                                                                                     ----------
       Total expenses                                                                                                   561,536

===============================================================================================================================
NET INVESTMENT INCOME                                                                                                 2,631,919

===============================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized gain on:
       Investments                                                                                                      453,422
       Closing of futures contracts                                                                                       5,736
                                                                                                                     ----------
       Net realized gain                                                                                                459,158

       ------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                            (786,327)
                                                                                                                     ----------
       Net realized and unrealized loss                                                                                (327,169)

===============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $2,304,750
                                                                                                                     ==========

       See accompanying Notes to Financial Statements.


12     Oppenheimer Insured Municipal Fund

       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              SIX MONTHS ENDED     YEAR ENDED
                                                                                              MARCH 31, 1997       SEPTEMBER 30,
                                                                                              (UNAUDITED)          1996
===============================================================================================================================
OPERATIONS
       Net investment income                                                                  $  2,631,919         $  4,973,365
       ------------------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                           459,158            1,083,259
       ------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                      (786,327)                 310
                                                                                              ------------         ------------
       Net increase in net assets resulting from operations                                      2,304,750            6,056,934

===============================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                  (2,220,223)          (4,254,496)
       Class B                                                                                    (358,091)            (663,202)
       Class C                                                                                     (27,521)             (27,218)

===============================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from  beneficial interest transactions--Note 2:
       Class A                                                                                     346,174            5,885,988
       Class B                                                                                     588,752            2,468,411
       Class C                                                                                     993,747              714,886

===============================================================================================================================
NET ASSETS
       Total increase                                                                            1,627,588           10,181,303
       ------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                     100,424,009           90,242,706
                                                                                              ------------         ------------
       End of period (including undistributed net investment income
       of $548,339 and $522,255, respectively)                                                $102,051,597         $100,424,009
                                                                                              ============         ============

       See accompanying Notes to Financial Statements.

13     Oppenheimer Insured Municipal Fund

       FINANCIAL HIGHLIGHTS

                                                                       CLASS A
                                                                       --------------------------------------------------------
                                                                       SIX MONTHS
                                                                       ENDED
                                                                       MARCH 31, 1997     YEAR ENDED SEPTEMBER 30,
                                                                       (UNAUDITED)        1996           1995           1994
===============================================================================================================================
       PER SHARE OPERATING DATA:
       Net asset value, beginning of period                                $17.07          $16.86         $16.14         $18.06
       ------------------------------------------------------------------------------------------------------------------------
       Income (loss) from investment operations:
       Net investment income                                                  .45             .90            .90            .89
       Net realized and unrealized gain (loss)                               (.05)            .20            .71          (1.84)
                                                                           ------          ------         ------         ------
       Total income (loss) from investment operations                         .40            1.10           1.61           (.95)

       ------------------------------------------------------------------------------------------------------------------------
       Dividends and distributions to shareholders:
       Dividends from net investment income                                  (.45)           (.89)          (.89)          (.89)
       Distributions from net realized gain                                    --              --             --           (.08)
                                                                           ------          ------         ------         ------
       Total dividends and distributions to shareholders                     (.45)           (.89)          (.89)          (.97)
       ------------------------------------------------------------------------------------------------------------------------
       Net asset value, end of period                                      $17.02          $17.07         $16.86         $16.14
                                                                           ======          ======         ======         ======

       ========================================================================================================================
       TOTAL RETURN, AT NET ASSET VALUE(3)                                  2.32%           6.67%         10.29%          (5.46)%

       ========================================================================================================================
       RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (in thousands)                           $83,622         $83,516        $76,691        $67,793
       ------------------------------------------------------------------------------------------------------------------------
       Average net assets (in thousands)                                  $85,891         $81,233        $70,650        $66,953
       ------------------------------------------------------------------------------------------------------------------------
       Ratios to average net assets:
       Net investment income                                                 5.24%(4)        5.27%          5.52%          5.23%
       Expenses, before voluntary assumption by the Manager(5)               0.96%(4)        1.02%          0.95%          1.05%
       Expenses, net of voluntary assumption by the Manager                   N/A             N/A            N/A            N/A
       ------------------------------------------------------------------------------------------------------------------------
       Portfolio turnover rate(6)                                            37.3%             93%            58%            99%

        1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.
        2. For the period from May 3, 1993 (inception of offering) to September 30, 1993.
        3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

14     Oppenheimer Insured Municipal Fund

                           CLASS B                                                            CLASS C
-----------------------    ---------------------------------------------------------------    --------------------------------
                           SIX MONTHS                                                         SIX MONTHS
                           ENDED                                                              ENDED           YEAR ENDED
                           MARCH 31, 1997   YEAR ENDED SEPTEMBER 30,                          MARCH 31, 1997  SEPTEMBER 30,
     1993        1992      (UNAUDITED)      1996          1995          1994       1993(2)    (UNAUDITED)     1996      1995(1)
------------------------------------------------------------------------------------------------------------------------------
   $16.92      $16.17         $17.08         $16.87       $16.15        $18.07       $17.33     $17.06      $16.86      $16.72
------------------------------------------------------------------------------------------------------------------------------

      .93         .96            .38            .77          .78           .77          .30        .38         .75         .08
     1.35         .73           (.05)           .20          .71         (1.86)         .74       (.05)        .21         .14
   ------      ------         ------         ------       ------        ------      -------   --------      ------     -------
     2.28        1.69            .33            .97         1.49         (1.09)        1.04        .33         .96         .22

------------------------------------------------------------------------------------------------------------------------------

     (.96)       (.91)          (.38)          (.76)        (.77)         (.75)        (.30)      (.38)       (.76)       (.08)
     (.18)       (.03)            --             --           --          (.08)          --         --          --          --
   ------      ------         ------         ------       ------       -------        -----    -------       -----      ------
    (1.14)       (.94)          (.38)          (.76)        (.77)         (.83)        (.30)      (.38)       (.76)       (.08)
------------------------------------------------------------------------------------------------------------------------------
   $18.06      $16.92         $17.03         $17.08       $16.87        $16.15       $18.07     $17.01      $17.06      $16.86
   ======      ======         ======         ======       ======        ======       ======     ======      ======      ======

==============================================================================================================================
   14.02%      10.74%          1.93%          5.87%        9.47%         (6.20)%      6.04%      1.92%       5.77%        1.30%

==============================================================================================================================

  $62,158     $33,751        $16,522        $15,983      $13,341       $11,571       $5,104     $1,907        $924        $211
------------------------------------------------------------------------------------------------------------------------------
  $45,949     $27,811        $16,248        $14,822      $11,987      $  9,209       $2,298     $1,266        $618      $    1
------------------------------------------------------------------------------------------------------------------------------

    5.40%       5.81%           4.47%(4)       4.50%        4.75%         4.43%        3.99%(4)   4.40%(4)    4.38%       4.89%(4)
    1.18%       1.35%           1.72%(4)       1.77%        1.71%         1.82%        1.96%(4)   1.75%(4)    1.81%       1.07%(4)
    1.10%       0.95%            N/A            N/A          N/A           N/A          N/A        N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
       7%         47%           37.3%            93%          58%           99%           7%      37.3%         93%         58%


4. Annualized.
5. Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1997 were $38,134,041 and $40,207,079, respectively.

See accompanying Notes to Financial Statements.


15  Oppenheimer Insured Municipal Fund

       NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
       Oppenheimer Insured Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income exempt from federal income tax for individual investors that is consistent with the preservation of capital by investing primarily in insured municipal bonds. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       -------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

       -------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       -------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       -------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

       -------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Fund.

       -------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

16     Oppenheimer Insured Municipal Fund

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                SIX MONTHS ENDED MARCH 31, 1997     YEAR ENDED SEPTEMBER 30, 1996
                                                                --------------------------------    -----------------------------
                                                                SHARES           AMOUNT             SHARES           AMOUNT
       --------------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                                      459,496         $ 7,930,646        1,069,278     $ 18,269,113
       Dividends and distributions reinvested                     96,263           1,661,163          184,862        3,140,861
       Redeemed                                                 (535,286)         (9,245,635)        (909,988)     (15,523,986)
                                                                --------         -----------        ---------     ------------
       Net increase                                               20,473         $   346,174          344,152     $  5,885,988
                                                                ========         ===========        =========     ============

       -----------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                                      133,311         $ 2,301,223          287,568     $  4,899,080
       Dividends and distributions reinvested                     13,649             235,662           24,663          419,151
       Redeemed                                                 (112,496)         (1,948,133)        (167,327)      (2,849,820)
                                                                --------         -----------        ---------     ------------
       Net increase                                               34,464         $   588,752          144,904     $  2,468,411
                                                                ========         ===========        =========     ============

       -----------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                                       61,034         $ 1,047,118           48,380     $    826,936
       Dividends and distributions reinvested                        783              13,504              290            4,884
       Redeemed                                                   (3,872)            (66,875)          (6,988)        (116,934)
                                                                --------         -----------        ---------     ------------
       Net increase                                               57,945         $   993,747           41,682     $    714,886
                                                                ========         ===========        =========     ============

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At March 31, 1997, net unrealized appreciation on investments of $1,316,202 was composed of gross appreciation of $2,493,256, and gross depreciation of $1,177,054.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% on the first $100 million of average annual net assets, 0.40% on the next $150 million, 0.375% on the next $250 million and 0.35% on net assets in excess of $500 million.

              The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

              For the six months ended March 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $60,440, of which $18,440 was retained by OppenheimerFunds Distributor, Inc.
       (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $88,098 and $10,464, of which $1,283 was paid to an affiliated broker/dealer for Class C shares. During the six months ended March 31, 1997, OFDI received contingent deferred sales charges of $40,451 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

17     Oppenheimer Insured Municipal Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)
       The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1997, OFDI paid $4,871 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

              The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1997, OFDI paid $1,181, to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $66,075 and $4,646, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At March 31, 1997, OFDI had incurred unreimbursed expenses of $603,149 for Class B and $28,834 for Class C.

================================================================================
5. FUTURES CONTRACTS
       The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

              Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

       At March 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:

                                                EXPIRATION      NUMBER OF               VALUATION AS OF    UNREALIZED
                                                DATE            FUTURES CONTRACTS       MARCH 31, 1997     APPRECIATION
       -----------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds, 10 yr.              6/97            25                      $ 2,637,500         $ 46,875
       U.S. Treasury Bonds, 30 yr.              6/97            75                        8,041,406          136,250
                                                                                        -----------         --------
                                                                                        $10,678,906         $183,125
                                                                                        ===========         ========

18     Oppenheimer Insured Municipal Fund

       OPPENHEIMER INSURED MUNICIPAL FUND
       A Series of Oppenheimer Municipal Fund

================================================================================
OFFICERS AND TRUSTEES
       James C. Swain, Chairman and Chief Executive Officer
       Bridget A. Macaskill, Trustee and President
       Robert G. Avis, Trustee
       William A. Baker, Trustee
       Charles Conrad, Jr., Trustee
       Jon S. Fossel, Trustee
       Sam Freedman, Trustee
       Raymond J. Kalinowski, Trustee
       C. Howard Kast, Trustee
       Robert M. Kirchner, Trustee
       Ned M. Steel, Trustee
       George C. Bowen, Vice President, Treasurer and Assistant Secretary
       Andrew J. Donohue, Vice President and Secretary
       Caryn R. Halbrecht, Vice President
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS
       Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL
       Myer, Swanson, Adams & Wolf, P.C.

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Insured Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Insured Municipal Fund. For material information concerning the Fund, see the Prospectus.
       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

19     Oppenheimer Insured Municipal Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RS0865.001.0397       May 31, 1997

[Picture of Woman]

CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270


--------------------
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U.S. Postage
PAID
Permit No. 469
Denver, CO
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